March 11, 1996

                                   PIONEER II
                 Supplement to Prospectus dated January 26, 1996

         The Trustees of Pioneer II (the "Fund") have approved certain changes to the Fund's operations, including a new management contract with a performance based management fee. These changes have been submitted for shareholder approval at a meeting scheduled to be held in April, 1996. If approved by shareholders, the changes will take effect on May 1, 1996.

EXPENSE INFORMATION

         As more fully described below, the Fund has submitted for shareholder approval a proposed management contract under which the basic rate of management fee payable to Pioneering Management Corporation ("PMC") would be increased or decreased based upon the Fund's investment performance relative to the record of a benchmark securities index. Under the proposed contract, the "Annual Operating Expenses" and the "Example" shown on pages 2 of the prospectus would change as set forth below. The "Shareholder Transaction Expenses" shown on page 2 of the prospectus would not change as a result of the new contract.

         The information in the table below is based on the Fund's actual expenses for the year ended September 30, 1995. Management fees have been restated to reflect the basic, maximum and minimum fees payable under the proposed contract. Actual management fees and total operating expenses for the fiscal year ended September 30, 1995 were 0.45% and 0.93%, respectively, under the management contract currently in effect. Had the proposed contract been in effect throughout this period management fees and total operating expenses would have been the same as shown under the basic fee column below.

Annual Fund Operating Expenses (As a Percentage of Average Net Assets):

                                                         Management Fee
                                                     Basic  Maximum  Minimum
Management Fee                                       0.60%    0.70%   0.50%
12b-1 Fees                                           0.19%    0.19%   0.19%
Other Expenses (including accounting and transfer
  agent fees, custodian fees and printing expenses)  0.29%    0.29%   0.29%
                                                     ----     ----    ----
Total Operating Expenses                             1.08%    1.18%   0.98%
                                                     ====     ====    ====

Example:
         You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

Management Fee         1 Year   3 Years  5 Years  10 Years
  Basic                $68      $89      $112     $178
  Maximum              $69      $92      $117     $189
  Minimum              $67      $86      $107     $167

         The example above assumes the reinvestment of all dividends and distributions and that the percentage amounts listed above under "Annual Operating Expenses" remain the same each year.

         THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSE OR RETURN. ACTUAL FUND EXPENSES AND RETURN WILL VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

MANAGEMENT FEE

         Under the proposed management contract, as compensation for its management related services and certain expenses which PMC incurs on behalf of the Fund, the Fund would pay PMC a management fee that is comprised of two components. The first component is a basic fee equal to 0.60% per annum of the Fund's average daily net assets (the "Basic Fee"). The second component is a performance fee adjustment.

Computing The Performance Fee Adjustment

         The Basic Fee is subject to an upward or downward adjustment, depending on whether, and to what extent, the investment performance of the Fund for the performance period exceeds, or is exceeded by, the record of the index determined by the Fund to be appropriate over the same period. The Trustees have initially designated the Lipper Growth & Income Funds Index (the "Index") for this purpose. The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of +/- 10) is multiplied by a performance adjustment rate of 0.01%. Thus, the maximum annualized adjustment rate is +/- 0.10%. This performance comparison is made at the end of each month. An appropriate percentage of this rate is (based upon the number of days in the current month) then applied to the Fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the Basic Fee.

         Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

         From time to time, the Trustees may determine that another securities index is a more appropriate benchmark for purposes of evaluating the performance of the Fund. In such event, a successor index may be substituted for the Index in prospectively calculating the performance based adjustment to the Basic Fee. However, the Fund's performance relative to the Index will still be used in calculating the performance adjustment for the performance period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the Index.

         As indicated above, if approved by shareholders, the proposed contract with PMC will become effective June 1, 1996. Accordingly, beginning in June, 1996, the Fund will begin paying management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment for that month and the preceding thirty-five months. In this regard, the performance adjustment for the thirty-five month period prior to the effectiveness of the Proposed Contract would likely -- on the basis of performance since May 1993 -- result in a negative adjustment to the Basic Fee.

The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee is paid monthly.

INVESTMENT POLICIES

         Changes in the Fund's policy relating to investments in repurchase agreements and in a number of the fundamental investment restrictions set forth in the Fund's statement of additional information have also been proposed. However, none of these changes are expected to have a material effect on the Fund's current investment operations.

0296-3193
(C) Pioneer Funds Distributor, Inc.